Sucampo Pharmaceuticals, Inc.
Cantor Fitzgerald Healthcare Conference

July 8, 2015

Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Investment Highlights

- Global biopharmaceutical company with track record of product development and approvals
- Flagship product is AMITIZA®: Sustained revenue growth in expanding constipation market
- Cobiprostone: Phase 2 product with significant market potential for treatment of NERD/GERD and oral mucositis (OM)
- Acquisition strategy to bolster growth
- Demonstrated financial performance with increasing revenues, profitability and cash flow generation
- Deep management team with proven ability to create value

AMITIZA: Broadest Label in Constipation Market

Significant market opportunity: 40-50M U.S. Patients

- **Only product approved for all 3 indications**
  - CIC: **~35M** U.S. patients
  - IBS-C: **~3-12M** U.S. patients
  - OIC (non-cancer): **~3M** U.S. patients
- **Differentiated MOA: localized ClC-2 activation with dual action**
  - Increases intestinal fluid secretion
  - Stimulates recovery of mucosal barrier function
- **Demonstrated efficacy and tolerability**
  - **9M+ scripts over 9+ years**
  - No black box warning
- **Partnered in every global market: Takeda (RoW), Mylan (Japan), Harbin Gloria (China)**

amitiza lubiprostone

SUCAMPO The Science of Innovation

Opportunity for Brand Growth in Expanding Market

Share of Prescription Products Constipation


Generic
34%
42%
Other
16%
Branded Generic
8%
Brand
4M Rx, $2B

OTC market: additional ≈ $800M annually

- **Annual total U.S. branded + generic market**
  - **$4.4B**
  - **50M** total scripts
  - **Branded portion of market: 50% of value**
    - **$2.0B**
    - **4M** total scripts
- **Market growth continues**
  - **8%** YoY in 2014
- **Strategy: conversion from OTC and branded generics to AMITIZA**
  - > **88% of NRx** are <u>new</u> patients

SUCAMPO
The Science of Innovation

AMITIZA Global Growth Has Accelerated

U.S. (Takeda)



1,340,000
1,320,000
1,300,000
1,280,000
1,260,000
1,240,000
1,220,000
1,200,000
TRx Scripts
2012
2013
2014

U.S. Highlights:

- TRx all-time annual high: 1.3M in 2014
- TRx growth rate of 9% in 1Q15
- NRx growth rate: 18% March 2015

Japan (Abbott)



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
TRx Scripts*
2012
2013
2014

Japan Highlights:

- Net sales growth 43% in 1Q15**

*Based on Management assumption of 46 capsules per TRx; **As reported by Mylan

SUCAMPO
The Science of Innovation

Multiple Levers to Drive Mid and Long-Term AMITIZA Growth

- Brand
- Label Expansion
- Expanded Partnerships
- Geography
- Price


amitiza
lubiprostone

- Mid to high single digit Rx growth expected
- Clinical trials for label expansion in progress
- Net sales and profits split 50% 2021+* (brand/generic)
- Additional partnerships and geographies secured
- Category DTC growing market

* North America only

AMITIZA: Pediatric Functional Constipation (PFC)

Market opportunity: 13.5M U.S. Patients

- One of most common GI complaints in children
  - 18% of pediatric population
  - No FDA-approved competition



Pediatric Patients: 6-17 years

- Pivotal study with current formulation ongoing
- Follow-on open-label study also ongoing
- Pivotal top-line data expected 1H16
- Open-label top-line data expected 2H16
- NDA filing 2H16

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The Science of Innovation

AMITIZA: Alternate Formulation

Adults

- **Many cannot tolerate capsules**
  - ~11% of adults
- **Naso-gastric tube fed patients**
- **Pivotal study to initiate 2H 2015**
  - Top-line data expected 1H16
- **NDA filing 2H16**



Pediatric Patients: 6 months – 6 years

- **~8M patients under 6 years old**
- **Pivotal study with alternate formulation to initiate 1H16**
  - Follow-on open-label study to initiate 2H16
  - Top-line data expected 2017
- **NDA filing 2017**

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The Science of Innovation

Cobiprostone: ClC-2 Activator in Phase 2

- **Derived from same prostone technology as AMITIZA**
- **Mechanism of Action: ClC-2 activator**
  - Fluid secretion
  - Barrier repair and mucosal protection
  - Anti-inflammatory activity
  - Local activation; maintains and repairs epithelial function
- **Phase 2 for NERD/GERD and OM**
  - Protects target tissue

ClC-2−Chloride Channel



Double-Barrel Structure
Open:
Hyperpolarization
Low PH
Cell Volume Increase
Prostone Binding Site

SUCAMPO
The Science of Innovation

Cobiprostone: NERD/GERD

- **Significant opportunity**
  - **~30% of PPI-treated GERD patients are considered refractory (~ 8M patients in the U.S.)**
  - **No effective treatment options available** for patients refractory to PPIs
  - Incremental opportunity of **$500M - $1B**

- **Differentiated**
  - **Protects epithelial barrier function** and stabilizes tight junctions in the epithelium
  - **Stabilizes** epithelial mucosa and protects membrane barrier function
  - Protects against **both bile and gastric acid**

- **Clinical development**
  - Phase 2 ongoing

20% of U.S. adult population has NERD/GERD (~49M)

↓

60% diagnosed (endoscopy)

↓

90% of those patients are on a PPI

↓

30% are considered refractory

↓

Addressable opportunity ~ 7.7M patients

SUCAMPO
The Science of Innovation

Cobiprostone: Oral Mucositis

- **Significant opportunity**
  - **~60K** U.S. patients develop HNC annually
  - More than half treated with radiation
  - **~550K** HNC cases annually worldwide
  - Limited treatment options for OM with no approved therapies in the U.S.
  - Incremental opportunity of **$50-$100M in the U.S.**

- **Differentiated**
  - **Stimulates and protects** mucosal barrier function
  - Mitigates the primary damage response

- **Clinical development**
  - **FDA fast-track designation**
  - Phase 2 initiation **2H15**

3-5% of all cancers are HNC



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Acquisition Strategy to Bolster Growth

Assessment of external programs ongoing

- Accretive in short term
- Complement existing product pipeline
- Target Candidate
- Leverage current skills and experience
- Specialty focus

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Proven and Experienced Management Team

Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenia
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Andrew Smith Chief Financial Officer	Biocompatibles, Hydron, Allergan, clearlab
Matthias Alder EVP, Business Development & Licensing, General Counsel and Corporate Secretary	CYTOS, micromet, NOVARTIS
Max Donley Executive Vice President of Human Resources	AstraZeneca, MedImmune, Vivus
Steven Caffé, M.D. Senior Vice President, Regulatory Affairs	amag, MedImmune, Baxter, SANOFI, MERCK
Stanley Miele Senior Vice President, Sales & Marketing, President, Sucampo Pharma Americas, LLC	Abbott Diagnostics, Millennium Pharmaceuticals, Inc, Abbott Laboratories
Silvia Taylor Senior Vice President, Investor Relations and Corporate Communications	AstraZeneca, MedImmune, Pfizer

Strong Financial Performance and Strength

1Q15 Results; Balance Sheet as of March 31, 2015

Strong Revenue Growth

- Total revenues **up 33%** to $29.5M
- Product royalty revenue **up 17%** to $15.7M
- Product sales revenue **up 77%** to $11.1M

Profitable and Cash Generating

- Net income = **$6.4M**
- EPS = **$0.14**
- Operating cash flow = **$4.6M**

Robust Balance Sheet

- Cash and equivalents = **$118.8M**
- Notes payable = **$25.8M**

2015 Full Year Financial Guidance

- Net income of **$25-$30M**
- EPS of **$0.55-$0.65**

SUCAMPO
The Science of Innovation

Upcoming Milestones

Product	Event	Expected Timing
AMITIZA (lubiprostone)	Approvals in additional European markets	1H15
Cobiprostone	Initiation of Phase 2 OM	2H15
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal alternate formulation in adults	
AMITIZA (lubiprostone)	Approval in Canada	
Cobiprostone	Top-line data from Phase 2 NERD/GERD	1H16
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal alternate formulation in adults	
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal PFC (6–17 years)	
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal PFC (6 months–6 years)	
AMITIZA (lubiprostone)	**File NDA for alternate formulation for adults in the U.S.**	2H16
AMITIZA (lubiprostone)	Top-line data from Phase 3 open-label PFC (6–17 years)	
AMITIZA (lubiprostone)	**File NDA for PFC (6-17 years)**	
AMITIZA (lubiprostone)	Initiation of Phase 3 open-label PFC (6 months–6 years)	
Cobiprostone	Top-line data from Phase 2 OM	
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal PFC (6 months-6 years)	2017
AMITIZA (lubiprostone)	Top-line data from Phase 3 open-label PFC (6 months-6 years)	
AMITIZA (lubiprostone)	**File NDA for PFC (6 months–6 years)**	
Cobiprostone	Initiation of Phase 3 OM	

SUCAMPO
The Science of Innovation

Investment Highlights

- Global biopharmaceutical company with track record of product development and approvals
- Flagship product is AMITIZA®: Sustained revenue growth in expanding constipation market
- Cobiprostone: Phase 2 product with significant market potential for treatment of NERD/GERD and oral mucositis (OM)
- Acquisition strategy to bolster growth
- Demonstrated financial performance with increasing revenues, profitability and cash flow generation
- Deep management team with proven ability to create value

SUCAMPO
The Science of Innovation